Neiman Funds

Neiman Balanced Allocation Fund Supplement dated December 11, 2012 to the Prospectus August 1, 2012

The following information supplements the section of the Prospectus titled “The Principal Risks of Investing in the Fund” on page 2 of the Prospectus:

Mutual Fund and Affiliated Fund Risk

The Fund invests a substantial portion of its assets in other mutual funds. To the extent that the Fund invests in mutual funds, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. The Fund may invest in other mutual funds advised by the Fund’s adviser (“affiliated mutual funds””). Because the Fund’s adviser or an affiliate provides services and receives fees from affiliated mutual funds, the Fund’s investment in an affiliated mutual fund benefits the adviser and/or its affiliate. In addition, if the Fund holds a significant percentage of the shares of one or more affiliated mutual funds, a conflict of interest may arise.

The following information supplements the section of the Prospectus titled “The Principal Risks of Investing in the Fund” on page 6 of the Prospectus:

Mutual Fund and Affiliated Fund Risk

The Fund invests a substantial portion of its assets in other mutual funds. As a result, the Fund’s performance is directly related to the performance of the underlying mutual funds. The Fund’s net asset value will change with the value of the underlying mutual funds and changes in the markets where the underlying mutual funds invest. To the extent that the Fund invests in mutual funds, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying mutual funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. The Fund may invest in other mutual funds advised by the Fund’s adviser (“affiliated mutual funds””). Because the Fund’s adviser or an affiliate provides services and receives fees from affiliated mutual funds, the Fund’s investment in an affiliated mutual fund benefits the adviser and/or its affiliate. The Fund may hold a significant percentage of the shares of one or more affiliated mutual fund. As a result, the Fund’s investment in an affiliated mutual fund may create a conflict of interest because a situation could arise where an action for the Fund could be adverse to the interests of the affiliated mutual fund or vice versa.

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     This supplement and the Prospectus dated August 1, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2012, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-385-2720.